Exhibit 99.1

Post Holdings Announces Final Distribution Ratio for the Spin-Off of Its Interest in BellRing

ST. LOUIS, February 28, 2022 - Post Holdings, Inc. (NYSE:POST) (“Post”) today announced the final distribution ratio for the anticipated spin-off of 80.1% of Post’s interest in BellRing Brands, Inc. (“BellRing”) to Post shareholders.

Subject to the satisfaction of certain customary conditions as described below, Post is expected to distribute an aggregate of 78,076,819 shares of common stock of BellRing Distribution, LLC (which will convert into a Delaware corporation prior to the distribution and be renamed “BellRing Brands, Inc.”) (“New BellRing”) on a pro rata basis to Post shareholders. Based on the number of shares of Post common stock outstanding as of 5:00 p.m. Central Time on February 25, 2022 (the “record date”), Post shareholders will receive 1.267788 shares of New BellRing common stock for each share of Post common stock held. Post shareholders will receive cash in lieu of any fractional shares of New BellRing common stock. Trading in Post shares, with or without New BellRing shares, and in New BellRing shares alone, is described below under “Two-Way Trading for Post Common Stock on the NYSE.”

Post expects the distribution to be completed in March 2022, subject to the satisfaction or waiver of certain conditions, including the receipt of certain tax opinions and the approval of BellRing’s stockholders (including the approval of BellRing’s stockholders other than Post, New BellRing and their respective affiliates). There can be no assurance that the proposed transactions will be completed as anticipated or at all.

Two-Way Trading for Post Common Stock on the NYSE

Beginning on February 24, 2022, and continuing through and including the close of trading on the distribution date, there are two markets in Post common stock on the New York Stock Exchange (the “NYSE”): a “regular way” market and an “ex-distribution” market. During this period of two-way trading in Post common stock, a Post shareholder can sell the right to his or her shares of New BellRing common stock that he or she will receive pursuant to the distribution in a “when issued” market. These trading options are outlined in further detail below.

POST

If, during the period of two-way trading, a Post shareholder sells shares of Post common stock in the “regular way” market (under Post’s NYSE symbol, “POST”), the shareholder will be selling both his or her shares of Post common stock and his or her right to receive shares of New BellRing common stock pursuant to the distribution.

POST WI

If, during this period of two-way trading, a Post shareholder sells shares of Post common stock in the “ex-distribution” market (under the temporary NYSE symbol “POST WI”), the shareholder will be selling only his or her shares of Post common stock and will be retaining his or her right to receive shares of New BellRing common stock pursuant to the distribution.

BRBR WI

A Post shareholder also has the option of selling his or her right to shares of New BellRing common stock and to retain his or her shares of Post common stock during this period in the “when issued” market. This option will be available under the temporary NYSE symbol “BRBR WI”.

Trades under the symbols “POST WI” and “BRBR WI” will settle following the distribution date. If the distribution is not completed, all trades under the symbols “POST WI” and “BRBR WI” will be cancelled.

In all cases, investors are encouraged to consult with their financial advisors regarding the specific implications of selling shares of their Post common stock or the right to receive shares of New BellRing common stock on or before the close of trading on the distribution date.

Forward-Looking Statements

Certain matters discussed in this press release are forward-looking statements. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include statements regarding Post’s proposed distribution of a significant portion of its interest in BellRing to Post shareholders, including the amount of New BellRing equity Post intends to distribute, the form of the distribution and the expected timing of the completion of the transaction. There is no assurance that the proposed distribution will be completed as anticipated or at all, and there are a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the forward-looking statements made herein, including risks relating to unanticipated developments that prevent, delay or negatively impact the proposed distribution, the ongoing conflict in Ukraine, the rapidly changing situation related to the COVID-19 pandemic and other financial, operational and legal risks and uncertainties described in Post’s filings with the Securities and Exchange Commission (the “SEC”). These forward-looking statements represent Post’s judgment as of the date of this release. Post disclaims, however, any intent or obligation to update these forward-looking statements.

Additional Information and Where to Find It

This release does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, New BellRing (as BellRing Distribution, LLC) has filed a registration statement of New BellRing on Form S-4 (File No. 333-261741) with the SEC, which contains a prospectus of New BellRing and a definitive proxy statement of BellRing, dated February 3, 2022, and a registration statement of New BellRing on Form S-4/S-1 (File No. 333-261873) with the SEC, which contains a prospectus of New BellRing, dated February 14, 2022. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/ PROSPECTUSES, PROXY STATEMENT AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, ANY AMENDMENTS OR SUPPLEMENTS TO THESE FILINGS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW BELLRING, BELLRING AND THE PROPOSED TRANSACTION. The registration statements were declared effective by the SEC on February 3, 2022, and a definitive proxy statement/prospectus was mailed on or about February 3, 2022 to stockholders of BellRing seeking that such stockholders adopt the definitive agreement for the proposed transaction. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov, Post’s website, www.postholdings.com, or BellRing’s website, www.bellring.com.

The transaction and distribution of this release may be restricted by law in certain jurisdictions and persons who come into possession of any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made, directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in a Solicitation

Post, BellRing, New BellRing and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from BellRing’s stockholders with respect to the approvals required to complete the proposed transaction. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the proposed transaction, by security holdings or otherwise, is set forth in BellRing’s definitive proxy statement filed with the SEC. Information regarding the directors and executive officers of Post is available in its definitive proxy statement, which was filed with the SEC on December 6, 2021. Information regarding the directors and executive officers of BellRing is available in its definitive proxy statement, which was filed with the SEC on December 29, 2021, and its definitive proxy statement relating to the proposed transaction, which was filed with the SEC on February 3, 2022. Free copies of these documents may be obtained as described above.

About Post Holdings, Inc.

Post Holdings, Inc., headquartered in St. Louis, Missouri, is a consumer packaged goods holding company operating in the center-of-the-store, refrigerated, foodservice, food ingredient and convenient nutrition food categories. Its businesses include Post Consumer Brands, Weetabix, Michael Foods, Bob Evans Farms and BellRing Brands. Post Consumer Brands is a leader in the North American ready-to-eat cereal category and also markets Peter Pan® nut butters. Weetabix is home to the United Kingdom’s number one selling ready-to-eat cereal brand, Weetabix®. Michael Foods and Bob Evans Farms are leaders in refrigerated foods, delivering innovative, value-added egg and refrigerated potato side dish products to the foodservice and retail channels. Post’s publicly-traded subsidiary BellRing Brands, Inc. is a holding company operating in the global convenient nutrition category through its primary brands of Premier Protein® and Dymatize®. Post participates in the private brand food category through its investment with third parties in 8th Avenue Food & Provisions, Inc., a leading, private brand centric, consumer products holding company. For more information, visit www.postholdings.com.

Contact:

Investor Relations

Jennifer Meyer

jennifer.meyer@postholdings.com

(314) 644-7665

Media Relations

Lisa Hanly

lisa.hanly@postholdings.com

(314) 665-3180

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